                                                                   EXHIBIT 10.14

                         INTER-SECURITYHOLDER AGREEMENT

        THIS INTER-SECURITYHOLDER AGREEMENT (this "Agreement") is made as of this 3d day of August, 1998, by and among DLJ Merchant Banking Partners, L.P., a Delaware limited partnership ("DLJMBP"), DLJ International Partners, C.V., a Netherlands Antilles limited partnership ("DLJIP"), DLJ Offshore Partners, C.V., a Netherlands Antilles limited partnership ("DLJOP"), DLJ Merchant Banking Funding, Inc., a Delaware corporation ("DLJMBF"), DLJ Capital Corporation, a Delaware corporation ("DLJCC"), DLJ First ESC, L.P., A Delaware limited partnership ("ESC"), Sprout Growth II, L.P., a Delaware limited partnership ("Sprout II") and Sprout Capital VI, L.P., a Delaware limited partnership ("Sprout VI"), in their respective capacities as holders of certain notes of Phase Metrics, Inc. (each of the foregoing, a "Note Holder"), ABS Capital Partners II, L.P., a Delaware limited partnership, DLJMBP, DLJMBF, DLJCC, Donaldson, Lufkin & Jenrette Securities Corporation, a Delaware corporation, DLJ ESC II, L.P., a Delaware limited partnership ("ESC II"), Sprout II, Sprout VI, William E. Terry and Dr. Gilbert F. Amelio, in their respective capacities as holders of certain preferred stock of Phase Metrics, Inc. (each of the foregoing, a "Series C Holder"), and Phase Metrics, Inc., a Delaware corporation (the "Issuer"), in order to induce the Series C Holders to purchase shares of the Issuer's Series C Convertible Redeemable Preferred Stock, $.0001 par value per share (the "Series C Preferred Stock"), pursuant to that certain Securities Purchase Agreement dated as of the date hereof between the Series C Holders and the Issuer (the "Purchase Agreement"), which shall be fair and sufficient consideration for the execution of this Agreement.

               1. Construction and Definitions. In addition to terms defined elsewhere in this Agreement, the following terms shall have the following meanings when used herein:

                      "ISSUER'S CERTIFICATE OF INCORPORATION" shall mean the Amended and Restated Certificate of Incorporation of the Issuer as filed with the Secretary of State of Delaware on August 3, 1998, as the same may be amended or modified from time to time.

                      "JUNIOR OBLIGATIONS" shall mean, as the same may be amended, modified, extended, renewed, supplemented, refinanced, consolidated or replaced from time to time, all present and future obligations, indebtedness and liabilities of Issuer to each of the Note Holders under the Notes, of every kind and nature, whether arising under or in connection with the Notes, the indebtedness evidenced thereby, the Note Purchase Agreement, the other Note Holder Documents or otherwise (including, without limitation, all principal amounts, including future advances, interest (including interest charges and accrued interest), late charges, fees and all other charges and sums, as well as all costs and expenses, including attorneys' fees and expenses, payable or reimbursable by the Issuer to the Note Holders under or in connection with the Notes, the indebtedness evidenced thereby, the Note Purchase Agreement, the other Note Holder Documents or otherwise), whether direct or indirect, contingent or noncontingent, matured or unmatured, accrued or not accrued, liquidated or unliquidated, secured or unsecured, including, without limitation, obligations of the Issuer to the Note Holders in connection with guaranties by the Issuer of obligations to the Note Holders of other persons, and claims against the Issuer acquired by assignment of the Note Holders, as well as all claims, demands, actions, causes of action and judgments arising from or relating to any of the foregoing. The Junior Obligations, as defined above, shall include, for purposes of this Agreement, as all of the same may be amended, modified, extended, renewed, supplemented, refinanced, consolidated or replaced from time to time, all claims, demands, actions, causes of action and judgments arising from or relating to any of such obligations, indebtedness and liabilities.

                      "NOTE HOLDER DOCUMENTS" shall mean, as the same may be amended, modified, extended, renewed, supplemented or replaced from time to time, the Notes and any and all other agreements, contracts, promissory notes and other instruments, security agreements, assignments, pledge agreements, indemnification agreements, mortgages, deeds of trust, guaranties and other documents (a) executed and/or delivered in connection with the Notes or any of the Junior Obligations, or (b) evidencing, guaranteeing, securing (directly or indirectly), or in any other manner relating to, any of the Junior Obligations.

                      "NOTE PURCHASE AGREEMENT" shall mean the Securities Purchase Agreement dated November 23, 1994, as amended and as the same may be amended, modified, renewed or extended from time to time, by and among the Issuer, the Note Holders and the other parties listed on the signature pages thereto.

                      "NOTES" shall mean the Convertible Subordinated Notes Due 1999 of the Issuer, dated November 23, 1994, as amended and as the same may be amended, modified, renewed or extended from time to time.

                      "PERSON" shall mean any individual, corporation, partnership, joint venture, association, trust, government (or subdivision, agency or department thereof) or other entity of any kind.

                      "SENIOR OBLIGATIONS" shall mean, as the same may be amended, modified, extended, renewed, supplemented, refinanced, consolidated or replaced from time to time, all present and future obligations, indebtedness and liabilities of Issuer to the Series C Holders with respect to the Series C Preferred Stock purchased pursuant to the Purchase Agreement (whether purchased on the date of the Purchase Agreement or pursuant to an additional closing contemplated by the Purchase Agreement), including, without limitation, all rights of the Series C Holders to receive from the Issuer dividends on the Series C Preferred Stock, payments upon redemption of the Series C Preferred Stock and payments in respect of the Series C Preferred Stock in the event of a Liquidation (as defined in the Issuer's Certificate of Incorporation), all as set forth in the Issuer's Certificate of Incorporation, including interest charges, fees and all other charges and sums, as well as all costs and expenses, including attorneys' fees and expenses, payable or reimbursable by the Issuer under or in connection with the rights of the Series C Holders as set forth in the Issuer's Certificate of Incorporation, whether direct or indirect, contingent or noncontingent, matured or unmatured, accrued or not accrued, liquidated or unliquidated, secured or unsecured, including, without limitation, obligations of the Issuer to the Series C Holders in connection with all claims, demands, actions, causes of action and judgments arising from or relating to any of the foregoing. The Senior Obligations, as defined above, shall include, for purposes of this Agreement, as all of the same may be amended, modified, extended,


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

renewed, supplemented, refinanced, consolidated or replaced from time to time, all claims, demands, actions, causes of action and judgments arising from or relating to any of such obligations, indebtedness and liabilities.

               2.     Subordination of Junior Obligations.

               (a) Each Note Holder, the Issuer and each Series C Holder agrees that all of the Junior Obligations are hereby subordinated, and shall be junior in right of payment, to all of the Senior Obligations, to the extent and upon the terms and conditions provided in this Agreement.

               (b) Each Note Holder agrees that, except as otherwise provided in this Agreement, it will not, without the prior written consent of the holders of a majority of the shares of Series C Preferred Stock then outstanding, demand, sue for, take or receive (directly or indirectly, by way of setoff, by reason of any other obligations, indebtedness or liabilities of Issuer being subordinated to the Junior Obligations, or in any other manner) all or any part of the Junior Obligations unless and until all of the Senior Obligations have been indefeasibly paid in full, which payment in full, for purposes of this Agreement, shall occur only when (a) the Series C Preferred Stock has been either (i) converted into Common Stock with payment in full of the conversion price as set forth in the Issuer's Certificate of Incorporation; or (ii) redeemed with payment in full of the redemption price, together with accrued and unpaid dividends, as set forth in the Issuer's Certificate of Incorporation; or
(b) there has occurred an event of Liquidation (as defined in the Issuer's Certification of Incorporation) of the Issuer and the holders of the Series C Preferred Stock have received payment in full of their Liquidation preference, together with accrued and unpaid dividends when applicable, as set forth in the Certificate of Incorporation, and there exists no commitment to the Series C Holders or term or condition of the Series C Preferred Stock which could give rise to any Senior Obligations. Issuer agrees that, except as otherwise provided in this Agreement, it will not, without the prior written consent of the holders of a majority of the shares of Series C Preferred Stock then outstanding, pay (directly or indirectly, by way of setoff, by reason of any other obligations, indebtedness or liabilities of Issuer being subordinated to the Junior Obligations, or in any other manner) all or any part of the Junior Obligations unless and until all of the Senior Obligations have been indefeasibly paid in full as set forth above and there exists no commitment to the Series C Holders or term or condition of the Series C Preferred Stock which could give rise to any Senior Obligations.

               (c) In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of Issuer, or the proceeds thereof, to creditors of Issuer, or upon any indebtedness of Issuer, by reason of the liquidation, dissolution or other winding up of Issuer, or Issuer's business or affairs, or in the event of any sale, receivership, insolvency or bankruptcy proceeding, assignment for the benefit of creditors or any other proceeding by or against Issuer for any relief under any bankruptcy or insolvency law or laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, compositions or extensions, then, and in each event, each payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any of the Junior Obligations shall, until all of the


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Senior Obligations have been paid in full as set forth above, be paid or delivered directly to the Series C Holders for application on account of the Senior Obligations in accordance with the terms of the Issuer's Certificate of Incorporation. The Note Holders hereby irrevocably authorize and empower the Series C Holders to demand, sue for, collect and receive every payment and distribution, and give acquittance therefor and to file claims and take any other proceedings as the Series C Holders may deem necessary or advisable for the enforcement hereof. The Note Holders agree to execute and deliver to the Series C Holders any assignments and other instruments as may be requested by the Series C Holders in order to enable the Series C Holders to enforce and to collect and receive any and all payments and distributions. Should any payment, distribution or other amount be received by any Note Holder (directly or indirectly, by way of setoff, by reason of any other obligations, indebtedness or liabilities of Issuer being subordinated to the Junior Obligations, or in any other manner) upon or with respect to any of the Junior Obligations in contravention of the provisions of this Agreement, the Note Holders shall promptly pay over and deliver the same to the Series C Holders (together with any indorsements or assignments thereof as may be requested by the Series C Holders) for application on account of the Senior Obligations in accordance with the terms of Issuer's Certificate of Incorporation, and, until so delivered, the same shall be held in trust by the Note Holder for the benefit of the Series C Holders.

               (d) If all of the Senior Obligations shall have been indefeasibly paid in full as set forth above and there exists no commitment to the Series C Holders or term or condition of the Series C Preferred Stock which could give rise to any Senior Obligations, the Note Holders shall be subrogated to the rights of the Series C Holders to receive payments and distributions, whether in cash, securities or other property, with respect to the Senior Obligations until the Junior Obligations shall have been paid in full. For purposes of subrogation, no payments or distributions to the Series C Holders on account of the Senior Obligations, whether in cash, securities or other property, to which the Note Holders would have been entitled except for the provisions of this Agreement, and no payments over by the Note Holders to the Series C Holders on account of the provisions of this Agreement, shall, as among Issuer, the Note Holders and Issuer's creditors other than the Series C Holders, be deemed to be a payment or distribution on account of the Senior Obligations.

               (e) The provisions of this Agreement are, and are intended, solely for the purpose of defining the relative rights of the Series C Holders and the Note Holders with respect to the Senior Obligations and the Junior Obligations. Nothing contained in this Agreement is intended to or shall (a) impair, as among Issuer, the Note Holders and Issuer's creditors other than the Series C Holders, the obligation of Issuer to pay to the Note Holders the Junior Obligations as and when the same become due, or (b) affect the relative rights against Issuer of the Note Holders and Issuer's creditors other than the Series C Holders.

               (f) No right of the Series C Holders to enforce the subordination of the Junior Obligations under this Agreement shall be impaired, diminished or otherwise prejudiced by any act or failure to act of Issuer, the Note Holders or the Series C Holders or by any failure of Issuer, the Note Holders or the Series C Holders to comply with any provisions of this Agreement, regardless of any actual or constructive notice or knowledge of Issuer of any act or failure to act.


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

               3. Assignments, Legends and Amendments. The Series C Holders may assign, delegate or otherwise transfer their rights and obligations under this Agreement to transferees of the Series C Preferred Stock provided that the transfer of Series C Preferred Stock to any such transferee is permitted by the terms of the Securityholders Agreement of even date herewith between the Issuer, the Series C Holders and the other parties listed on the signature pages thereto. Each Note Holder agrees that, so long as any of the Senior Obligations remain unpaid or there exists any contingent or noncontingent commitment of Issuer which could give rise to any Senior Obligations, the Note Holder will not sell, assign, transfer or convey to any person any of the Junior Obligations, or any interest therein, unless the sale, assignment, transfer or conveyance is expressly, and in writing, made subject to the terms of this Agreement. Issuer and each Note Holder agrees to place, or cause to be placed, on each Note and all other Note Holder Documents a conspicuous statement, reasonably satisfactory to the Series C Holders, to the effect that the Junior Obligations are subject to the terms of this Agreement. Each of the Note Holders and Issuer agree that, so long as any of the Senior Obligations remain unpaid or there exists any commitment to the Series C Holders or term or condition of the Series C Preferred Stock which could give rise to any Senior Obligations, without the prior written consent of the holders of a majority of the shares of Series C Preferred Stock then outstanding, none of the Note Holder Documents shall be amended, modified, extended, renewed, supplemented or replaced in any manner adverse to the rights of the Series C Holders hereunder.

               4. Further Assurances. Each of the Note Holders and Issuer agrees promptly to execute and deliver all additional and further instruments and documents as the Series C Holders may request in good faith to vest in and assure to the Series C Holders their rights hereunder. Each of the Note Holders and Issuer agrees to provide to the Series C Holders from time to time, upon the request of any Series C Holder, copies of any or all Note Holder Documents.

               5. Waiver of Trial by Jury. Each of the Note Holders, the Issuer and the Series C Holders agrees that any action, suit or proceeding involving any claim, counterclaim or cross-claim arising out of or in any way relating, directly or indirectly, to this Agreement, or any liabilities, rights or interests of the Note Holders, Issuer, the Series C Holders or any other person arising out of or in any way relating, directly or indirectly, to any of the foregoing, shall be tried by a court and not by a jury. Each of the Note Holders, Issuer and the Series C Holders hereby waives any right to trial by jury in any action, suit or proceeding, with the understanding and agreement that this waiver constitutes a waiver of trial by jury of all claims, counterclaims and cross-claims against all parties to the actions, suits or proceedings, including claims, counterclaims and cross-claims against parties who are not parties to this Agreement. This waiver is knowingly, willingly and voluntarily made by each of the Note Holders, Issuer and the Series C Holders, and each of the Note Holders, Issuer and the Series C Holders acknowledges and agrees that this waiver of trial by jury is a material aspect of the agreements among them and that no representations of fact or opinion have been made by any person to induce this waiver of trial by jury or to modify, limit or nullify its effect.


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

               6. Additional Waivers. Each Note Holder hereby waives diligence in the enforcement or collection of all of the Senior Obligations. Each Note Holder also hereby waives notice of any event, circumstance or condition which might otherwise constitute a legal or equitable discharge of any Note Holder from any of the provisions of this Agreement and agrees that, without necessity for any express reservation of rights against Note Holders, neither the occurrence or existence of such act, event or condition, nor Issuer's commission of or omission to do any act, event or condition, in any number of instances, shall in any way release, discharge, impair or diminish any obligations or liabilities of the Note Holders under this Agreement, except as otherwise specifically agreed by the Issuer in writing.

               7. Conflicting Documents or Law. All provisions of this Agreement shall apply notwithstanding any contrary or conflicting terms or provisions contained in the Note Holder Documents, notwithstanding any contrary or conflicting provisions of the Uniform Commercial Code or other law.

               8.     Termination.  This Agreement shall terminate:

               (a) at the time that the Series C Holders own less than 5% of the aggregate number of shares of Fully Diluted Common Stock (as defined in the Purchase Agreement); or

               (b) at the time of (a) a consolidation or merger of the Issuer with one or more corporations, or (b) a sale or transfer of all or substantially all of the Issuer's stock or assets; provided that in the event of either (a) or
(b), the Series C Preferred Stock has received its full liquidation preference in accordance with Article IV(C), paragraph (4) of the Issuer's Certificate of Incorporation or all shares of Series C Preferred Stock have been converted in accordance with the Issuer's Certificate of Incorporation.

               9. Modifications and Notices. No modification or waiver of any provision of this Agreement, and no consent by the Series C Holders to the failure of any Note Holders or Issuer to comply with any provision of this Agreement, shall be effective unless the same shall be in writing and signed by the party against whom enforcement thereof is sought, and then the modification, waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice by Issuer to or demand by Issuer upon any Note Holder in any circumstance shall entitle any Note Holder or Issuer to any other or further notice or demand in the same, similar or other circumstances. All communications in connection with this Agreement shall be deemed to have been given when hand-delivered to the party to whom directed, or, if transmitted by telex, by facsimile transmission or by mail (whether or not registered or certified), when telexed or transmitted by facsimile transmission or deposited in the mail postage prepaid, respectively, provided that any notice or communication to the Note Holders shall be hand-delivered or transmitted to the Note Holder at addresses set forth for each Note Holder on Exhibit A hereto (or at another other address specified by the Note Holder in writing to the other parties hereto from time to time), any such notice or communication to the Series C Holders shall be hand-delivered or transmitted to each Series C Holder at the addresses set forth for each Series C Holder on Exhibit A hereto (or at another address specified by the Series C Holder in writing to the other parties hereto from time to time), and any such notice or


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

communication to Issuer shall be hand-delivered or transmitted to Issuer at the address set forth for Issuer on Exhibit A hereto (or at another address specified by Issuer in writing to the other parties hereto from time to time).

               10. Applicable Law and Jurisdiction. The performance and construction of this Agreement shall be governed by the internal laws of the State of New York (exclusive of principles of conflicts of laws). Each of the Note Holders and Issuer agrees that any suit, action or proceeding instituted by the Series C Holders with respect to this Agreement may be brought in any State or federal court located in the States of Maryland or New York (in addition to other courts in which jurisdiction and venue may be appropriate), and each of the Note Holders and Issuer consents to the in personam jurisdiction of the courts specified above. Each of the Note Holders and Issuer irrevocably waives any objection to, and any right of immunity from, the jurisdiction of the courts specified above or the execution of judgments resulting therefrom, on the grounds of venue or the convenience of the forum.

               11. Successors and Invalidity. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, personal representatives, successors and assigns, and each reference in this Agreement to any of the parties hereto shall be deemed to include the heirs, executors, personal representatives, successors and assigns of a party, including, in the case of the Note Holders and Issuer, the debtor in possession or trustee in any case under any chapter of the United States Bankruptcy Code in which any Note Holder or Issuer is debtor. If any term, provision or condition, or any part thereof, of this Agreement shall for any reason be found or held invalid or unenforceable by any court or governmental agency, the invalidity or unenforceability shall not affect the remainder of the term, provision or condition, nor any other term, provision or condition, and this Agreement shall survive and be construed as if the invalid or unenforceable term, provision or condition had not been contained herein.

               12. Integration. This Agreement contains the entire agreement of the parties hereto with respect to the matters covered and the transactions contemplated hereby, and no agreement, statement or promise made by any party hereto, or by any employee, officer, agent or attorney of any party hereto, which is not contained herein, shall be valid or binding.

               13. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all counterparts shall together constitute one and the same agreement.


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

               IN WITNESS WHEREOF, the Note Holders, Issuer and the Series C Holders have duly executed, or caused to be duly executed, this Agreement under seal the day and year first above written.


                                 NOTE HOLDERS:

                                 DLJ MERCHANT BANKING PARTNERS, L.P.

                                 By  DLJ MERCHANT BANKING, INC.
                                     Managing General Partner


                                 By: /s/ REID PERPER
                                     -----------------------------------
                                     Name:  Reid Perper
                                     Title: Principal


                                 DLJ INTERNATIONAL PARTNERS, C.V.

                                 By  DLJ MERCHANT BANKING, INC.
                                     Advisory General Partner


                                 By: /s/ REID PERPER
                                     -----------------------------------
                                     Name:  Reid Perper
                                     Title:


                                 DLJ OFFSHORE PARTNERS, C.V.

                                 By  DLJ MERCHANT BANKING, INC.
                                     Advisory General Partner


                                 By: /s/ REID PERPER
                                     -----------------------------------
                                     Name:  Reid Perper
                                     Title:

                                 DLJ MERCHANT BANKING FUNDING, INC.


                                 By: /s/ IVY DODES
                                     -----------------------------------
                                     Name:  Ivy Dodes
                                     Title:

                                 DLJ CAPITAL CORPORATION


                                 By: /s/ ROBERT FINZI
                                     -----------------------------------
                                     Name:  Robert Finzi
                                     Title: Vice President

                                 SPROUT GROWTH II, L.P.

                                 By: DLJ Capital Corporation,
                                     Managing General Partner


                                 By: /s/ ROBERT FINZI
                                     -----------------------------------
                                     Robert Finzi
                                     Attorney-In-Fact


                                 SPROUT CAPITAL VI, L.P.

                                 By:   DLJ Capital Corporation
                                       Managing General Partner


                                 By:
                                    -----------------------------------
                                    Robert Finzi
                                    Attorney- In-Fact

                                 DLJ FIRST ESC, L.P.

                                 By: DLJ LBO PLANS MANAGEMENT
                                      CORPORATION
                                     Its General Partner

                                 By: /s/ IVY DODES
                                     -----------------------------------
                                     Name:  Ivy Dodes
                                     Title:


                                 SERIES C HOLDERS:

                                 ABS CAPITAL PARTNERS II, L.P.

                                 By: ABS Partners II, LLC
                                     Its General Partner

                                 By: /s/ DONALD B. HEBB
                                     -----------------------------------
                                     Name:  Donald B. Hebb, Jr.
                                     Title: Managing Member


                                 DLJ MERCHANT BANKING PARTNERS, L.P.

                                 By  DLJ MERCHANT BANKING, INC.
                                     Managing General Partner


                                 By: /s/ REID PERPER
                                     -----------------------------------
                                     Name:  Reid Perper
                                     Title: Principal

                                 DLJ MERCHANT BANKING FUNDING, INC.


                                 By: /s/ IVY DODES
                                     -----------------------------------
                                     Name:  Ivy Dodes
                                     Title: Vice President

                                 DLJ CAPITAL CORPORATION


                                 By: /s/ ROBERT FINZI
                                     ----------------------------------
                                     Robert Finzi
                                     Attorney-In-Fact


                                 SPROUT GROWTH II, L.P.

                                 By: DLJ Capital Corporation,
                                      Managing General Partner


                                 By: /s/ ROBERT FINZI
                                     -----------------------------------
                                     Robert Finzi
                                     Attorney-In-Fact


                                 SPROUT CAPITAL VI, L.P.

                                 By: DLJ Capital Corporation
                                      Managing General Partner


                                 By: /s/ ROBERT FINZI
                                     -----------------------------------
                                     Robert Finzi
                                     Attorney-In-Fact

                                 DLJ ESC II, L.P.

                                 By: DLJ LBO PLANS MANAGEMENT
                                      CORPORATION
                                     Its General Partner

                                 By: /s/ IVY DODES
                                     -----------------------------------
                                     Name:
                                     Title:

                                 DONALDSON, LUFKIN & JENRETTE
                                   SECURITIES CORPORATION


                                 By: /s/ IVY DODES
                                     -----------------------------------
                                     Name:
                                     Title:


                                 ISSUER:

                                 PHASE METRICS, INC.


                                 By: /s/ JOHN F. SCHAEFER
                                     -----------------------------------
                                     Name:  John F. Schaefer
                                     Title: CEO

                                    /s/ WILLIAM E. TERRY
                                    -----------------------------------
                                    William E. Terry


                                    /s/ GILBERT F. AMELIO
                                    -----------------------------------
                                    Dr. Gilbert F. Amelio

                                    EXHIBIT A

                                NOTICE ADDRESSES

If to ABS Capital Partners II, L.P., to:

        ABS Capital Partners II, L.P.
        101 California Street, 47th Floor
        San Francisco, California 94111
        Attention: Andrew T. Sheehan
        Fax: 415-477-3229

        and to:

        ABS Capital Partners II, L.P.
        One South Street
        Baltimore, Maryland 21202
        Attention: Donald B. Hebb, Jr.
        Fax: 410-895-4380

        with a copy to:

        Hogan & Hartson, L.L.P.
        111 South Calvert Street, Suite 1600
        Baltimore, Maryland 21202
        Attention: Walter G. Lohr, Jr.
        Fax: 410-539-6981

If to DLJMBP, DLJIP, DLJOP, DLJMBF, DLJCC, ESC, ESC II, Sprout II, Sprout VI or Donaldson, Lufkin & Jenrette Securities Corporation, to:

        DLJ Merchant Banking Funding, Inc.
        DLJ Merchant Banking Partners, L.P.
        277 Park Avenue
        New York, New York 10172
        Attention:   Thompson Dean
        Fax: (212) 892-7272

        and to:

        DLJ International Partners, C.V.
        DLJ Offshore Partners, C.V.
        c/o DLJ Offshore Management N.V.
        John B. Gorsiraweg 6
        Willemstad, Curacao

        Netherlands Antilles
        Pierson Trust (Curacao) N.V
        Attention: Germain Sprock
        .
        DLJ Capital Corporation
        Sprout Growth II, L.P.
        Sprout Capital VI, L.P.
        3000 Sand Hill Road
        Building 3, Suite 170
        Menlo Park, California 94025
        Attention: Robert Finzi
        Fax:(650) 234-2779

        Donaldson, Lufkin & Jenrette Securities Corporation
        277 Park Avenue
        New York, New York  10172
        Attention:  Ivy Dodes
        Fax:  (212) 892-2689

        with a copy to:

        Davis Polk & Wardwell
        450 Lexington Avenue
        New York, New York 10017
        Attention: George R. Bason, Jr.
        Fax: (212) 450-4800

If to the Issuer, to:

        Phase Metrics, Inc.
        10260 Sorrento Valley Road
        San Diego, CA 92121
        Attention:    John F. Schaefer
        Fax:   (619) 646-4996

        with a copy to:

        Brobeck, Phleger & Harrison
        38 Technology Drive
        Newport Beach, CA 92618
        Attention: Richard A. Fink
        Fax: (949) 790-6301


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If to William E. Terry, to:

        925 Laurel Glen Drive
        Palo Alto, California 94304-1323
        Fax: (650) 948-8960 or (650) 852-2955

If to Dr. Gilbert F. Ameilo, to:

        The Parkside Group
        650 California Street, #2400
        San Francisco, California 94108
        Fax: (408) 295-1737



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